Supplemental Information Earnings Call Third-Quarter 2015

Capital Markets(1) (in USD) Americas -4% 10% 10-15% EMEA(2) 2% -4% -5-10% Asia Pacific 1% 2% Flat Total -1% 3% 5% Leasing (in square meters) Americas (U.S. only) 2% —% 0-5% EMEA (Europe only) 29% 11% 5-10% Asia Pacific (select markets) 27% 33% 25% Total 12% 7% 5-10% Investment Volumes Remain Strong; Outlook Steady Q3 2015 Market Volume & Outlook Actual Forecast Q3 2015 v. Q3 2014 Q3 YTD 2015 v. Q3 YTD 2014 FY 2015 v. FY 2014 Leasing Volumes Improving; Momentum Building 1) Market volume data presented in U.S. dollar and excludes multi-family assets. 2) Q3 2015 actual volumes are up 22% compared to Q3 2014 in euro terms, up 2% in US Dollar terms. JLL Research volume projections for full-year 2015 are up 9% in euro terms compared to 2014 and a decline of 9% in US Dollar terms. Source: JLL Research, October 2015 JLL Research 2 Market Volumes Actual Forecast Q3 2015 v. Q3 2014 Q3 YTD 2015 v. Q3 YTD 2014 FY 2015 v. FY 2014 Gross Absorption

Selected Business Wins and Expansions

Multi-Regional	Thales Group Nokia	Harris Corporation Matthews International
Americas	Brookdale Senior Living Inova Health System 111 West 57th Street, New York The Lexington, Nashville Constitution Plaza, Hartford	National Science Foundation, Alexandria VA Glen Star, Dallas RFR, New York
EMEA	Aon Retail Portfolio, Ireland Leone Portfolio, Netherlands Front Office, France Adidas Group, Moscow	Trivago, Dusseldorf Eurpoean Investment Bank, Brussels Damco Czech Republic
Asia Pacific	IBM Telstra, Australia IAG, Australia InterContinental Hong Kong GIC, Australia	Hongjia Tower, Shanghai Hyundai Motor Finance, Beijing Growthpoint Properties, Canberra

JLL

3

Rental Values Capital Values + 20-30% Madrid + 10-20% Hong Kong London*, Tokyo, Frankfurt, Sydney, Paris*, Boston, Chicago, Los Angeles, New York*, San Francisco, Shanghai + 5-10% Sydney, London*, Shanghai, Boston, Chicago, Milan, Toronto, Washington DC, Stockholm, Los Angeles, San Francisco, Tokyo, Madrid, Toronto, Beijing Beijing, New York* + 0-5% Dubai, Washington DC, Mexico City, Stockholm, Brussels, Seoul, Hong Kong, Dubai, Mexico City,Frankfurt, Seoul, Brussels, Milan Stockholm - 0-5% Sao Paulo, Mumbai, Paris* Mumbai, Singapore - 5-10% Sao Paulo - 10-20% Singapore, Moscow - 20-30% Moscow Prime Offices – Projected Changes in Values, 2015 4 NOTES: *New York – Midtown, London – West End, Paris - CBD. Nominal rates in local currency. Source: JLL Research, October 2015

Note: Equity earnings of $25.4M and $63.9M in Q3 2015 and YTD 2015, respectively, are included in segment results, however, excluded from Consolidated totals. Year-over-year increases shown fee-based have been calculated using fee revenue, which excludes gross contract costs. Consolidated Fee - $1,287 Gross - $1,501 LaSalle $155 EMEA Fee - $333 Gross - $447 Q3 2015 Revenue Q3 2015 performance ($ in millions) Americas Fee - $592 Gross - $644 Asia Pac Fee - $233 Gross - $281 5 Consolidated Fee - $3,498 Gross - $4,078 LaSalle $358 EMEA Fee - $914 Gross - $1,190 YTD 2015 Americas Fee - $1,638 Gross - $1,796 Asia Pac Fee - $652 Gross - $798 Q3 2015 YTD 2015 YOY % Growth, Fee Revenue Basis LC USD Segment LC USD 16% 14% Americas 17% 15% 25% 12% EMEA 24% 9% 20% 7% Asia Pacific 18% 8% 3% (5%) LaSalle 21% 13% 17% 9% Consolidated 20% 11% 19% 10% Consolidated Gross Revenue 20% 11%

Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Q3 2015 Real Estate Services revenue ($ in millions; % change in local currency over Q3 2014) Americas EMEA Asia Pacific Total RES Leasing $296.9 17% $72.4 23% $48.5 19% $417.8 19% Capital Markets & Hotels $74.9 5% $110.3 35% $38.5 48% $223.7 26% Property & Facility Management Fee $117.5 16% $53.8 3% $99.4 18% $270.7 14% Gross Revenue $168.0 8% $75.0 3% $135.3 18% $378.3 10% Project & Development Services - Fee $63.4 15% $40.7 27% $21.8 26% $125.9 21% Gross Revenue $65.1 18% $133.6 83% $33.6 -6% $232.3 43% Advisory, Consulting & Other $34.5 17% $55.7 35% $24.8 -3% $115.0 19% Total RES Operating Fee Revenue $587.2 16% $332.9 25% $233.0 20% $1,153.1 17% Total Gross Revenue $639.4 14% $447.0 37% $280.7 15% $1,367.1 19% 6

Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. YTD 2015 Real Estate Services revenue ($ in millions; % change in local currency over YTD 2014) Americas EMEA Asia Pacific Total RES Leasing $790.7 15% $185.9 14% $127.2 14% $1,103.8 14% Capital Markets & Hotels $226.2 32% $298.7 42% $99.0 37% $623.9 38% Property & Facility Management Fee $345.2 13% $156.4 4% $289.2 15% $790.8 12% Gross Revenue $499.3 13% $219.6 1% $396.9 13% $1,115.8 10% Project & Development Services - Fee $176.5 19% $111.3 30% $60.7 31% $348.5 25% Gross Revenue $180.4 20% $324.1 48% $99.0 14% $603.5 33% Advisory, Consulting & Other $94.4 13% $160.8 26% $75.9 9% $331.1 18% Total RES Operating Fee Revenue $1,633.0 17% $913.1 24% $652.0 18% $3,198.1 19% Total Gross Revenue $1,791.0 17% $1,189.1 27% $798.0 16% $3,778.1 20% 7

• Successful capital raising with $838 million for the quarter, $3.8 billion raised year-to-date • Assets Under Management reach $57 billion, up from $50 billion a year ago • Equity earnings of $20 million in the quarter from net valuation increases and investment dispositions • Significant incentive fees of $69 million realized in favorable market conditions in the quarter • Stable platform based upon annuity like advisory fees driven by core assets Separate Accounts $32.7 Commingled Funds $11.6 Public Securities $12.9 Q3 & Year-to-date 2015 Highlights Q3 2015 AUM = $57 Billion ($ in billions) Note: AUM data reported on a one-quarter lag. Public Securities $12.9 Continental Europe $3.8 8

•Investment grade ratings; Baa2 (Stable) BBB+ (Stable) ◦ Low debt cost: year-to-date net interest expense of $20.4 million versus $21.7 million in 2014 • M&A Activity ◦ 15 acquisitions executed or announced in 2015, 25 acquisitions since the beginning of 2014 ◦ Ample capacity on $2 billion bank credit facility ◦ Disciplined underwriting remains a focus ▪ Strategic fit, culture alignment and financially accretive • Q3 YTD Capital Spending Consistent with Capital Allocation Strategy ◦ M&A (1) $103 million ◦ Capital Expenditures (2) $ 85 million ◦ Co-Investment (3) $ 1 million Balance Sheet $ millions Q3 2015 Q4 2014 Q3 2014 Cash and Cash Equivalents $ 193 $ 250 $ 163 Short Term Borrowings 31 20 43 Credit Facility 235 — 250 Net Bank Debt $ 73 $ (230) $ 130 Long Term Senior Notes 275 275 275 Deferred Business Acquisition Obligations 87 118 112 Total Net Debt $ 435 $ 163 $ 517 Balance Sheet Highlights Strong balance sheet 9 (1) Includes upfront payments made at close plus deferred acquisition payments and earn outs paid during the period for transactions closed in prior periods (2) Excludes investments in joint venture entities, capitalized leases and tenant improvement allowances that are required to be consolidated under U.S. GAAP (3) Includes capital contributions of $40.8M partially offset by distributions of $39.7M

Appendix 10

Prime Offices – Capital Value Clock, Q3 2014 v Q3 2015 Based on notional capital values for Grade A space in CBD or equivalent. US positions relate to the overall market Source: JLL Research, October 2015 Americas EMEA Asia Pacific The Jones Lang LaSalle Property Clocks SM 11

Prime Offices – Rental Clock, Q3 2014 v Q3 2015 Based on rents for Grade A space in CBD or equivalent. US positions relate to the overall market Source: JLL Research, October 2015 Americas EMEA Asia Pacific The Jones Lang LaSalle Property Clocks SM 12

Refer to page 18 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the three and nine months ended September 30, 2015, for details relative to these Adjusted EBITDA calculations. Segment Adjusted EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated Adjusted EBITDA is the sum of the Adjusted EBITDA of the four segments. Consolidated $190 Q3 2015 Adjusted EBITDA Q3 2015 performance ($ in millions) Asia Pac $17 EMEA $33 LaSalle $63 13 Consolidated $438 YTD 2015 Asia Pac $44 EMEA $74 LaSalle $130 Q3 (USD) Adj. EBITDA Margin, Fee Revenue YTD (USD) 2015 2014 Segment 2015 2014 13.0% 11.5% Americas 11.6% 10.6% 10.0% 7.6% EMEA 8.1% 6.4% 7.1% 6.4% Asia Pacific 6.8% 6.2% 40.9% 42.0% LaSalle 36.3% 34.0% 14.8% 13.9% Consolidated 12.5% 11.1% Americas $77 Americas $190

Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Q3 2015 Real Estate Services revenue ($ in millions; % change in USD over Q3 2014) Americas EMEA Asia Pacific Total RES Leasing $296.9 16% $72.4 9% $48.5 7% $417.8 14% Capital Markets & Hotels $74.9 4% $110.3 21% $38.5 29% $223.7 16% Property & Facility Management Fee $117.5 11% $53.8 -9% $99.4 5% $270.7 4% Gross Revenue $168.0 1% $75.0 -8% $135.3 6% $378.3 1% Project & Development Services - Fee $63.4 11% $40.7 14% $21.8 11% $125.9 12% Gross Revenue $65.1 14% $133.6 60% $33.6 -17% $232.3 28% Advisory, Consulting & Other $34.5 15% $55.7 21% $24.8 -14% $115.0 9% Total RES Operating Fee Revenue $587.2 13% $332.9 12% $233.0 7% $1,153.1 11% Total Gross Revenue $639.4 11% $447.0 21% $280.7 3% $1,367.1 12% 14

Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. YTD 2015 Real Estate Services revenue ($ in millions; % change in USD over YTD 2014) Americas EMEA Asia Pacific Total RES Leasing $790.7 14% $185.9 -1% $127.2 5% $1,103.8 10% Capital Markets & Hotels $226.2 31% $298.7 25% $99.0 22% $623.9 27% Property & Facility Management Fee $345.2 9% $156.4 -9% $289.2 5% $790.8 4% Gross Revenue $499.3 7% $219.6 -11% $396.9 5% $1,115.8 2% Project & Development Services - Fee $176.5 15% $111.3 13% $60.7 19% $348.5 15% Gross Revenue $180.4 17% $324.1 26% $99.0 3% $603.5 19% Advisory, Consulting & Other $94.4 11% $160.8 11% $75.9 -1% $331.1 8% Total RES Operating Fee Revenue $1,633.0 15% $913.1 9% $652.0 8% $3,198.1 12% Total Gross Revenue $1,791.0 14% $1,189.1 11% $798.0 6% $3,778.1 11% 15

• Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been increasing steadily • Gross accounting requirements increase revenue and costs without corresponding profit • Business managed on a fee revenue basis to focus on margin expansion in the base business Revenue 1 Gross contract costs Fee revenue 1 Operating expenses Gross contract costs Fee-based operating expenses Operating income Restructuring and acquisition charges 2 Adjusted operating income Adjusted operating income margin Fee Revenue / Expense Reconciliation ($ in millions) 1) Consolidated revenue and fee revenue exclude equity earnings (losses). 2) Restructuring and acquisition charges are excluded from adjusted operating income margin. See Financial Statement Notes to the Q3 2015 earnings release for additional information. 2015 2014 2015 2014 Three Months Ended September 30 Nine Months Ended September 30 $ 1,501.3 $ 1,366.0 $ 4,078.2 $ 3,680.6 214.0 185.4 580.0 536.3 $ 1,287.3 $ 1,180.6 $ 3,498.2 $ 3,144.3 $ 1,381.0 $ 1,238.5 $ 3,802.3 $ 3,476.8 214.0 185.4 580.0 536.3 $ 1,167.0 $ 1,053.1 $ 3,222.3 $ 2,940.5 $ 120.3 $ 127.5 $ 275.9 $ 203.8 18.1 (2.2) 20.8 39.2 $ 138.4 $ 125.3 $ 296.7 $ 243.0 10.8% 10.6% 8.5% 7.7% 16

Reconciliation of GAAP Net Income to Adjusted Net Income and Earnings per Share ($ in millions) GAAP net income attributable to common shareholders Shares (in 000s) GAAP diluted earnings per share GAAP net income attributable to common shareholders Restructuring and acquisition charges, net 1 Adjusted net income Shares (in 000s) Adjusted diluted earnings per share 2015 2014 2015 2014 Three Months Ended September 30 Nine Months Ended September 30 $ 110.4 $ 104.3 $ 242.5 $ 192.0 45,453 45,291 45,395 45,242 $ 2.43 $ 2.30 $ 5.34 $ 4.24 $ 110.4 $ 104.3 $ 242.5 $ 192.0 4.0 (1.6) 6.0 3.5 $ 114.4 $ 102.7 $ 248.5 $ 195.5 45,453 45,291 45,395 45,242 $ 2.52 $ 2.27 $ 5.47 $ 4.32 17 1) Restructuring and acquisition charges are excluded from adjusted net income margin. See Financial Statement Notes to the Q3 2015 earnings release for additional information.

Reconciliation of GAAP Net Income to Adjusted EBITDA ($ in millions) GAAP net income Interest expense, net of interest income Provision for (benefit from) income taxes Depreciation and amortization EBITDA Restructuring and acquisition charges 1 Adjusted EBITDA 1) Restructuring and acquisition charges are excluded from adjusted EBITDA margin. See Financial Statement Notes to the Q3 2015 earnings release for additional information. JLL is the brand name, and a registered trademark, of Jones Lang LaSalle Incorporated. 2015 2014 2015 2014 Three Months Ended September 30 Nine Months Ended September 30 $ 113.2 $ 104.7 $ 247.9 $ 193.2 6.8 7.4 20.4 21.7 25.7 34.9 71.6 29.9 26.6 22.0 77.1 67.2 $ 172.3 $ 169.0 $ 417.0 $ 312.0 18.1 (2.2) 20.8 39.2 $ 190.4 $ 166.8 $ 437.8 $ 351.2 18